Exhibit 10.15

TERM LOAN GUARANTEE AND COLLATERAL AGREEMENT SUPPLEMENT

This Supplement is entered into as of June 18, 2018 (this “Supplement”), by Versatex Holdings, LLC, a Delaware limited liability company, and Versatex Building Products, LLC, a Pennsylvania limited liability company (each, a “New Guarantor”), and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). Reference is hereby made to that certain Term Loan Guarantee and Collateral Agreement dated as of September 30, 2013 (as amended by the First Amendment to Term Loan Guarantee and Collateral Agreement, dated as of May 5, 2017, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among CPG International LLC, a Delaware limited liability company (the “Borrower”), CPG Newco LLC, a Delaware limited liability company (“Holdings”), and certain Subsidiaries of Holdings (each, a “Subsidiary Loan Party”) and Jefferies Finance LLC, as the successor Administrative Agent and Collateral Agent for the Secured Parties (as defined therein).

A. Reference is made to that certain Amended and Restated Term Loan Credit Agreement, dated as of June 18, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent, the Collateral Agent, and other agents party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee and Collateral Agreement referred to therein, as applicable.

C. The Pledgors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans under the Credit Agreement. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Subsidiaries may become Subsidiary Loan Parties under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. Each New Guarantor is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans (if available under the Credit Agreement), and as consideration for any financial considerations previously made or issued under the Credit Agreement.

Accordingly, the Administrative Agent and each New Guarantor agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, each New Guarantor by its signature below becomes a Subsidiary Loan Party, a Guarantor and a Pledgor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Loan Party, a Guarantor and a Pledgor, and each New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Subsidiary Loan Party, a Guarantor and a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor and a Pledgor thereunder are true and correct, in all material respects, on and as of the date hereof. In furtherance of the foregoing, each New Guarantor, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral

Agreement), does hereby create and grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in and Lien on all of such New Guarantor’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of such New Guarantor. Each reference to a “Subsidiary Loan Party,” a “Guarantor,” or a “Pledgor” in the Guarantee and Collateral Agreement shall be deemed to include each New Guarantor. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of each New Guarantor and (b) the Agents have executed a counterpart hereof.

SECTION 4. Each New Guarantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of all the Pledged Securities of such New Guarantor as of the date hereof, (b) set forth on Schedule II attached hereto is a true and correct schedule of all of the material Patents, Trademarks and Copyrights of such New Guarantor as of the date hereof, (c) set forth on Schedule III attached hereto is a true and correct schedule of all Commercial Tort Claims of such New Guarantor individually in excess of $5.0 million as of the date hereof and (d) set forth on Schedule IV is the true and correct legal name of such New Guarantor, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement.

SECTION 9. Each New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, in each case in accordance with and pursuant to the terms of Section 7.06 of the Guarantee and Collateral Agreement, including the reasonable fees, disbursements and other charges of counsel for the Administrative Agent.

IN WITNESS WHEREOF, each New Guarantor and the Agents have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

VERSATEX HOLDINGS, LLC

By:	/s/ Jesse Singh
Name: Jesse Singh
Title: President

VERSATEX BUILDING PRODUCTS, LLC

By:	/s/ Jesse Singh
Name: Jesse Singh
Title: President

[Signature Page to Guarantee and Collateral Supplement (Term Loan)]

ACKNOWLEDGED AND ACCEPTED:

JEFFERIES FINANCE LLC, as Administrative Agent

By:	/s/ Jason Kennedy
Name: Jason Kennedy
Title: Managing Director

[Signature Page to Guarantee and Collateral Supplement (Term Loan)]

SCHEDULE I

Pledged Securities

A. Pledged Stock

Entity	Form of Entity	Jurisdiction of Organization	Holder(s) of Equity Interests / Pledgor	Percent Held / Pledged	Certificated
Versatex Holdings, LLC	Limited liability company	Delaware	CPG International LLC	100%	Yes
Versatex Building Products, LLC	Limited liability company	Pennsylvania	Versatex Holdings, LLC	100%	Yes

B. Pledged notes

None.

SCHEDULE II

Intellectual Property

A. Patents

Owned Patents

None.

Licensed Patents

Patent	Name and Address of Licensor
Marhaygue, LLC
7,997,044 B2
(Reeam 7,997,044 C1)	8 Lachicotte Drive Pawleys Island, South Carolina 29585

B. Trademarks

Country	Owner	Title	Application Number
US	Versatex Buildings Products, LLC	VERSATEX	3,077,495
US	Versatex Buildings Products, LLC	STEALTH	4,124,302
US	Versatex Buildings Products, LLC	VERSAWRAP	4,119,315

C. Copyrights

None.

D. Domain Names

None.

SCHEDULE III

Commercial Tort Claims

None.

SCHEDULE IV

Jurisdictions of Organization, Locations of Chief Executive Offices

Entity	Jurisdiction of Organization	Identification Number	Location of Chief Executive Office
Versatex Holdings, LLC	Delaware	6144649	400 Steel Street Aliquippa Beaver County, Pennsylvania 15001
Versatex Building Products, LLC	Pennsylvania	4290561	400 Steel Street Aliquippa Beaver County, Pennsylvania 15001